UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 19, 2021
Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

F-1

Explanatory Note: This Form 8-K/A amends and supplements the registrant’s Form 8-K filed on August 11, 2021 to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K for Jones Lang LaSalle Income Property Trust, Inc’s (the “Company”) acquisition of a 49% interest in GVI RH JV Investor (the “Single-Family Rental Portfolio”).

The unaudited pro forma financial statements included in this Form 8-K/A are presented in accordance with Article 11 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”) to give effect to the purchase of the Single-Family Rental Portfolio and the additional acquisitions and dispositions the Company has completed or expects to complete.

Item 9.01 - Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

Page
RH Joint Ventures Historical Summary:
Independent Auditor’s Report	1
Consolidated Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2021 (Unaudited) and the Year Ended December 31, 2020	2
Notes to Consolidated Statement of Revenues and Certain Expenses for the Six Months Ended June 30, 2021 (Unaudited) and the Year Ended December 31, 2020	3
Unaudited Pro Forma Financial Statements
Summary of Unaudited Pro Forma Financial Statements	4
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2021	4
Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2021	7
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2020	8
F-2

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:	/s/ Gregory A. Falk
Name: Gregory A. Falk
Title: Chief Financial Officer and Treasurer
Date: October 19, 2021
F-3

Independent Auditors Report

To the Stockholders and Board of Directors
Jones Lang LaSalle Income Property Trust, Inc.:
We have audited the accompanying consolidated statement of revenues and certain expenses of RH Joint Ventures, LLC and subsidiaries, for the year ended December 31, 2020, and the related notes (the Statement).
Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of RH Joint Ventures, LLC and subsidiaries for the year ended December 31, 2020 in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the Statement, which describes that the Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K of Jones Lang LaSalle Income Property Trust, Inc.) and is not intended to be a complete presentation of RH Joint Ventures, LLC’s revenues and expenses. Our opinion is not modified with respect to this matter.

Chicago, Illinois
October 19, 2021

F-1

RH JOINT VENTURES, LLC AND SUBSIDIARIES
Consolidated Statement of Revenues and Certain Expenses
(In thousands)

	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020
Revenues
Rental revenue	$37,855	$48,047
Other revenue	—	176
Total revenues	37,855	48,223
Expenses:
Property operating expenses	6,000	7,403
Real estate taxes	5,435	6,714
Management fees	2,366	3,027
Total certain expenses	13,801	17,144

Revenues in excess of certain expenses	$24,054	$31,079

See accompanying notes to consolidated statement of revenues and certain expenses.
F-2

RH JOINT VENTURES, LLC AND SUBSIDIARIES
Notes to the Consolidated Statement of Revenues and Certain Expenses
for the Six Months Ended June 30, 2021 (Unaudited) and for the Year Ended December 31, 2020
($ amounts in thousands)
(1) Organization
On August 5, 2021, a wholly-owned subsidiary of JLL Income Property Trust (the “Company”) entered into a definitive agreement and acquired a 49% interest in GVI RH JV Investor, LLC (“GVI RH JV Investor”), which owns a 95% interest in a joint venture, alongside a prominent national single family rental operating company, of a portfolio of approximately 4,000 stabilized single family rental homes (the “Properties”) located in various markets across the United States, including Atlanta, Dallas, Phoenix, Nashville and Charlotte, among others. The seller will retain a 51% interest in GVI RH JV Investor. The portfolio is encumbered by mortgages in the amount of $823,661 with a discount of $20,562 maturing on November 9, 2025 at a weighted average interest rate of 2.02% as of December 31, 2020.
The equity purchase price was approximately $205 million. The Company funded the transaction using cash on hand and a draw on its revolving line of credit. The revolving line of credit bears interest at LIBOR plus 1.40%.
The consolidated statement includes the accounts of the joint venture and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated on consolidation.
(2) Basis of Presentation
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations for RH Joint Ventures, LLC for the period presented. The statements exclude certain expenses such as depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Properties that may not be comparable to the expenses expected to be incurred in future operations. Management is not aware of any material factors relating to the Properties which would cause the reported financial information not to be necessarily indicative of future operating results.
The unaudited statement of revenues and certain expenses for the period from January 1, 2021 through June 30, 2021 contains, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations of the Properties.
(3) Summary of Significant Accounting Policies
Revenue and Expense Recognition
Rental revenue attributable to residential operating leases is recorded when due from residents, generally upon the first day of the month. Leases are generally for periods of one year or less, with rental payments due monthly. Other revenue includes amounts earned for miscellaneous tenant charges such as late fees, application fees and damage assessments, among others, and is recorded when earned.
Property operating expenses represent the direct expenses of operating the Properties and include repairs and maintenance, insurance, homeowners association dues and other property expenses that are expected to continue in the ongoing operation of the Properties. Property operating expenditures are charged to operations as incurred.
Related party transactions
The Properties are managed through a property management agreement with Main Street Renewal LLC, (“MSR”), a related party to GVI RH JV Investors, to provide ongoing property management services for the Properties. Pursuant to the agreement, MSR will earn 6.75% of gross rents collected during the period. MSR property management fees of $3,027 were incurred for the year ended December 31, 2020.
Use of Estimates
The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the periods presented. Actual results could differ from these estimates.

F-3

(4) Commitments and Contingencies
Commitments and contingencies include the usual obligations of a real estate property in the normal course of business. RH Joint Ventures LLC, through a wholly-owned subsidiary, executed a loan agreement (the “Loan”) on September 29, 2020, with a third party-lender for a total amount of $823,661 with a discount of $20,562. The Loan includes ten components and had a weighted average interest rate of 2.02% as of December 31, 2020. The loan requires interest-only payments until maturity on November 9, 2025, when the entire principal balance is due. The loan is collateralized by the Properties and is subject to debt covenants. As of December 31, 2020 and June 30, 2021 (unaudited), the Company was in compliance with its debt covenants.
(5) Subsequent Events
Management has evaluated the events and transactions that have occurred through October 19, 2021, the date which the statements of revenue and certain expenses were available to be issued.
******

F-4

Jones Lang LaSalle Income Property Trust, Inc.
Summary of Unaudited Pro Forma Financial Statements

The unaudited pro forma financial information should be read in conjunction with the financial statements and notes of the Company included in its annual report filed on Form 10-K for the year ended December 31, 2020, (filed March 12, 2021) and in its quarterly report filed on Form 10-Q for the quarterly period ended June 30, 2021 (filed August 11, 2021).
The unaudited pro forma financial information is presented in accordance with Article 11 of Regulation S-X promulgated by the SEC to give effect to the acquisition of the Single-Family Rental Portfolio for approximately $205 million.
Additionally, included in the unaudited pro forma financial information are the following consummated or probable acquisitions and dispositions:
•On January 29, 2020, we acquired Milford Crossing, a 159,000 square foot, grocery-anchored retail center located in Milford, Massachusetts, for approximately $42,100. The acquisition was funded with cash on hand.
•On February 6, 2020, we acquired Fountainhead Corporate Park, a 295,000 square foot, two-building Class A office portfolio comprised of two six-story buildings located in the Phoenix, Arizona submarket of Tempe for approximately $61,500. The acquisition was funded with cash on hand.
•On March 27, 2020, we sold 24823 Anza Drive, a 31,000 square foot industrial property located in Santa Clarita, California for approximately $5,600 less closing costs. We recorded a gain on the sale of the property in the amount of $1,724.
•On March 31, 2020, we entered into a $35,900 mortgage payable on Summit at San Marcos. The mortgage note is interest only at a rate of 3.28% and matures on May 1, 2030.
•On August 27, 2020, we repaid the mortgage note payable related to Suwanee Distribution Center in the amount of $19,315.
•On September 29, 2020, we repaid the mortgage note payable related to The Penfield in the amount of $37,957.
•On October 2, 2020, we entered into a $17,500 mortgage payable on Mason Mill Distribution Center. The mortgage note is interest only at a rate of 3.25% and matures on October 1, 2030.
•On October 14, 2020, we entered into a $16,730 mortgage payable on San Juan Medical Center. The mortgage note is interest only at a rate of 3.35% and matures on October 13, 2027.
•On October 23, 2020, we acquired Fort Worth Distribution Center, a 351,000 square foot industrial distribution center located in Fort Worth, Texas, for approximately $24,050. The acquisition was funded with cash on hand.
•On October 30, 2020, we entered into a $35,500 mortgage payable on The Penfield. The mortgage note is interest only at a rate of 2.50% and matures on October 1, 2030.
•On December 11, 2020, we acquired Whitestown Distribution Center, a 720,000 square foot distribution center located in Whitestown, Indiana for approximately $62,300. The acquisition was funded with cash on hand.
•On December 15, 2020, we acquired Siena Suwanee Town Center, a 240-unit apartment property in Suwanee, Georgia for approximately $70,200. We assumed a $40,183 mortgage note payable that bears an interest rate of 3.28% and matures on November 10, 2039. The acquisition was funded as an UPREIT transaction in which we issued shares of common stock and issuance of interests in our operating partnership (“OP Units”) in lieu of cash. In accordance with authoritative guidance, Siena Suwanee Town Center is accounted for as an investment in an unconsolidated real estate affiliate.
•On December 29, 2020, we entered into a $29,500 mortgage payable on Villas at Legacy. The mortgage note has an interest rate of 2.53% and matures on January 1, 2031.
•On January 8, 2021, we sold South Seattle Distribution Center, a three property industrial center totaling 323,000 square feet located in Seattle, Washington for approximately $72,600 less closing costs. In connection with the disposition, the mortgage loan associated with the property of $17,841 was retired. We recorded a gain on the sale of the property in the amount of $33,580.
•On January 21, 2021, we acquired Louisville Distribution Center, a 1,040,000 square foot industrial property located in Shepherdsville, Kentucky for approximately $95,000. The acquisition was funded with cash on hand.

•On February 2, 2021, we acquired 170 Park Ave, a 147,000 square foot life sciences property located in Florham Park, New Jersey for approximately $46,600. The acquisition was funded with cash on hand.
•On February 10, 2021, we entered into a $34,000 mortgage payable on Whitestown Distribution Center. The mortgage note bears an interest of 2.95% and matures on February 10, 2028.
•On February 23, 2021, we acquired Southeast Phoenix Distribution Center, a four property industrial distribution center totaling 474,000 square feet located in Chandler, Arizona for approximately $91,000. The acquisition was funded with cash on hand.
•On March 8, 2021, we repaid the mortgage note payable related to 140 Park Avenue in the amount of $22,800.
•On March 11, 2021, we entered into a $36,030 mortgage payable on Townlake of Coppell. The mortgage note bears an interest rate of 2.41% and matures on April 10, 2028.
•On March 17, 2021, we repaid the mortgage note payable related to Monument IV in the amount of $40,000.
•On April 26, 2021, we entered into a $52,250 mortgage payable on Louisville Distribution Center. The mortgage bears an interest rate of 1.76% and matures on May 1, 2026.
•On May 3, 2021, we acquired Princeton North Andover, a newly constructed, 192-unit apartment property located in North Andover, Massachusetts, for approximately $72,500. The acquisition was funded with cash on hand.
•On May 18, 2021, we entered into a $49,000 mortgage payable on Southeast Phoenix Distribution Center. The mortgage bears an interest rate of 2.70% and matures on June 1, 2028.
•On June 24, 2021, we acquired Louisville Airport Distribution Center, a nearly 284,000 square-foot, newly constructed Class A industrial property located in the Southside/Airport industrial submarket for approximately $32,100. The acquisition was funded with cash on hand.
•On June 30, 2021, we entered into a $39,900 mortgage payable on Princeton North Andover. The mortgage bears an interest rate of LIBOR + 1.55% (1.65% at June 30, 2021) and matures on June 1, 2028.
•On July 2, 2021, we acquired two industrial buildings, 237 Via Vera Cruz and 13500 Danielson Street, totaling 153,000 square feet located in San Marcos and Poway, California, respectively, for approximately $36,640. The acquisitions were funded with cash on hand.
•On July 9, 2021, we acquired 4211 Starboard Drive, a 130,000 square foot industrial property located in Fremont, California for approximately $32,000 using cash on hand.
•On August 23, 2021, we acquired The Preserve at the Meadows, a 220-unit garden-style residential property in Fort Collins, Colorado, for approximately $61,000. The acquisition was funded with cash on hand.
•On August 31, 2021, we acquired The Rockwell, 204-unit residential property in Berlin, Massachusetts, for approximately $84,000. The acquisition was funded with cash on hand.
•On September 15, 2021, we acquired 9101 Stony Point Drive, an 87,000 square foot, medical office building in Richmond, Virginia, for approximately $52,000. The acquisition was funded with cash on hand.
•On September 23, 2021, we entered into a $32,400 mortgage payable on The Preserve at the Meadows. The mortgage bears an interest rate of 2.57% and matures on October 1, 2031.
•On September 28, 2021, we acquired 5 National Way and 47 National Way, a two building life sciences center totaling 375,000 square feet, located in Durham, North Carolina for approximately $66,750. The acquisitions were funded with cash on hand.
•On September 29, 2021, we acquired Miramont Apartments, a 210-unit residential property located in Fort Collins, Colorado, for approximately $57,360. In conjunction with the acquisition we assumed a mortgage payable that was originated on May 1, 2016 and bears an interest rate of 3.87% for a remaining 5 year term.
•On September 29, 2021, we acquired Pinecone Apartments, a 195-unit residential property located in Fort Collins, Colorado, for approximately $51,625. In conjunction with the acquisition we assumed a mortgage payable that was originated on May 1, 2016 and bears an interest rate of 3.87% for a remaining 5 year term.
•On September 30, 2021, we entered into a $46,310 mortgage payable on The Rockwell. The mortgage bears an interest rate of 2.62% and matures on October 1, 2031.
•Draw of $100,000 on our line of credit from June 30, 2021 through the date of this filing as if they had occurred on June 30, 2021.

•The probable acquisition of a an industrial property totaling 104,000 square feet located in Carlsbad, California for approximately $26,000.
•The probable acquisition of a an industrial property totaling 48,000 square feet located in San Diego, California for approximately $15,000.
•The probable acquisition of a four building industrial portfolio totaling 649,000 square feet located in Buford, Georgia for approximately $95,000.
•The probable acquisition of a three building industrial portfolio totaling 665,000 located in San Diego, California for approximately $159,000. The acquisition is expected to be funded with OP Units and cash.
•The probable acquisition of a 319-unit residential property located in McLean, Virginia, for approximately $120,000.
The unaudited pro forma consolidated balance sheet as of June 30, 2021 gives effect to the transactions occurring after June 30, 2021 as if they had occurred on June 30, 2021.
The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 give effect to the transactions described above as if they had occurred on the latter of January 1, 2020 or the date the property commenced operations.
In the opinion of the Company's management, all adjustments necessary to reflect the effects of the transactions described above have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company's actual results of operations or financial condition would have been had the transactions occurred on the dates indicated, nor does it purport to represent the future results of operations or financial condition of the Company. Certain completed and probably acquisitions have been omitted as in the opinion of management, the impacts on the pro forma financial statements would be immaterial.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED BALANCE SHEETS
JUNE 30, 2021 (Unaudited)

	Historical	Single-Family Rental Portfolio	Acquisition and Pro Forma Adjustments	Pro Forma
$ in thousands, except per share amounts	(a)	(b)	(c)
ASSETS
Investments in real estate:
Land	$461,639	$—	$110,597	$572,236
Buildings and equipment	2,166,985	—	531,558	2,698,543
Less accumulated depreciation	(245,077)	—	—	(245,077)
Net property and equipment	2,383,547	—	642,155	3,025,702
Investment in unconsolidated real estate affiliates	181,224	—	40,000	221,224
Real estate fund investments	79,156	204,834	—	283,990
Investments in real estate and other assets held for sale	—	—	—	—
Net investments in real estate	2,643,927	204,834	682,155	3,530,916
Investment in marketable securities	—	—	40,000	40,000
Cash and cash equivalents	175,691	(204,834)	170,835	141,692
Restricted cash	38,935	—	—	38,935
Tenant accounts receivable	8,681	—	—	8,681
Deferred expenses, net	14,408	—	—	14,408
Acquired intangible assets, net	138,532	—	53,270	191,802
Deferred rent receivable, net	22,856	—	—	22,856
Prepaid expenses and other assets	17,881	—	—	17,881
TOTAL ASSETS	$3,060,911	$—	$946,260	$4,007,171
LIABILITIES AND EQUITY
Mortgage notes and other debt payable, net	$1,008,496	$—	$688,451	$1,696,947
Accounts payable and other liabilities	61,095	—	—	61,095
Financing obligation	285,201	—	21,370	306,571
Accrued offering costs	116,033	—	—	116,033
Accrued interest	2,232	—	—	2,232
Accrued real estate taxes	9,340	—	—	9,340
Advisor fees payable	2,270	—	—	2,270
Acquired intangible liabilities, net	28,644	—	4,316	32,960
TOTAL LIABILITIES	1,513,311	—	714,137	2,227,448
Commitments and contingencies	—	—	—	—
Equity:
Class A common stock: $0.01 par value; 200,000,000 shares authorized; 92,740,925 shares issued and outstanding at June 30, 2021	927	—	44	971
Class M common stock: $0.01 par value; 200,000,000 shares authorized; 35,056,224 shares issued and outstanding at June 30, 2021	351	—	7	358
Class A-I common stock: $0.01 par value; 200,000,000 shares authorized; 9,584,832 shares issued and outstanding at June 30, 2021	96	—	1	97
Class M-I common stock: $0.01 par value; 200,000,000 shares authorized; 39,559,491 shares issued and outstanding at June 30, 2021	396	—	71	467
Class D common stock: $0.01 par value; 200,000,000 shares authorized; 7,513,281 shares issued and outstanding at June 30, 2021	75	—	—	75
Additional paid-in capital (net of offering costs of $233,628 as of June 30, 2021)	2,040,114	—	154,860	2,194,974
Distributions to stockholders	(525,732)	—	—	(525,732)
Retained earnings	11,605	—	—	11,605
Total Jones Lang LaSalle Income Property Trust, Inc. stockholders’ equity	1,527,832	—	154,983	1,682,815
Noncontrolling interests	19,768	—	77,140	96,908
Total equity	1,547,600	—	232,123	1,779,723
TOTAL LIABILITIES AND EQUITY	$3,060,911	$—	$946,260	$4,007,171

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEETS
JUNE 30, 2021
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
The unaudited pro forma consolidated balance sheet of the Company is presented as if all 2021 acquisitions and dispositions had occurred on or prior to June 30, 2021. The following pro forma adjustments are included in the consolidated balance sheet:
a. Reflects the June 30, 2021 historical consolidated balance sheet of the Company as reported in the Form 10-Q (filed August 11, 2021).
b. Represents adjustments to reflect the acquisition of the Single-Family Rental Portfolio for approximately $205,000, which occurred on August 5, 2021, as if the acquisition had occurred on June 30, 2021. We have elected the fair value option to account for our investment in the Single-Family Rental Portfolio. Acquisition cost is preliminary and subject to final closing costs and prorations. The amount recorded on the balance sheet for this investment will change based on the changes in fair value of the investment.
c. Other acquisitions and proforma adjustments includes the following:
•Adjustments to reflect the acquisition of two industrial buildings totaling 153,000 square feet located in San Marcos and Poway, California for approximately $36,640, which was acquired on July 2, 2021, as if the acquisition occurred on June 30, 2021.
•Adjustments to reflect the acquisition of a 130,000 square foot industrial property located in Fremont, California for approximately $32,000, which was acquired on July 9, 2021, as if the acquisition occurred on June 30, 2021.
•Adjustments to reflect the acquisition of The Preserve at the Meadows for approximately $61,000, which was acquired on August 23, 2021, as if the acquisition occurred on June 30, 2021.
•Adjustments to reflect the acquisition of The Rockwell for approximately $84,000, which was acquired on August 31, 2021, as if the acquisition occurred on June 30, 2021.
•Adjustments to reflect the acquisition of 9101 Stony Point Drive for approximately $52,000, which was acquired on September 15, 2021, as if the acquisition closed on June 30, 2021.
•Adjustments to reflect the acquisition of Patriot Park for approximately $66,750, which was acquired on September 28, 2021, as if the acquisition occurred on June 30, 2021.
•Adjustments to reflect the acquisition of Miramont Apartments for approximately $57,360, which was acquired on September 29, 2021, as if the acquisition occurred on June 30, 2021.
•Adjustments to reflect the acquisition of Pinecone Apartments for approximately $51,625, which was acquired on September 29, 2021, as if the acquisition occurred on June 30, 2021.
•Adjustments to reflect the probable acquisition of a an industrial property totaling 104,000 square feet located in Carlsbad, California for approximately $26,000.
•Adjustments to reflect the probable acquisition of an industrial property totaling 48,000 square feet located in San Diego, California for approximately $15,000.
•Adjustments to reflect the probable acquisition a four building industrial portfolio totaling 649,000 square feet located in Buford, Georgia for approximately $95,000.
•Adjustments to reflect the probable acquisition of a three building industrial portfolio totaling 665,000 square feet located in San Diego, California for approximately $159,000. The acquisition is expected to be funded with OP Units and cash.
•Adjustments to reflect the probable acquisition of a 319-unit residential property located in McLean, Virginia, for approximately $120,000.
•Proceeds from the sale of common stock from July 1, 2021 through the date of this filing in the amount of approximately $154,860 from our ongoing public offering and approximately $21,370 raised through Delaware statutory trusts used to fund the acquisitions described above.

Jones Lang LaSalle Income Property Trust, Inc.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2021
(Unaudited)

$ in thousands, except per share amounts	Historical (a)	Single-Family Rental Portfolio	Acquisitions and Pro Forma Adjustments (c)	Disposition (d)	Pro Forma
Revenues:
Rental revenue	$103,269	$—	$17,848	$(157)	$120,960
Other revenue	5,358	—	718	—	6,076
Total revenues	108,627	—	18,566	(157)	127,036
Operating expenses:
Real estate taxes	16,291	—	2,389	(10)	18,670
Property operating expenses	20,105	—	3,789	(13)	23,881
Property general and administrative	476	—	—	(6)	470
Advisor fees	13,074	—	—	—	13,074
Company level expenses	2,183	—	—	—	2,183
Depreciation and amortization	41,163	—	10,371	—	51,534
Total operating expenses	93,292	—	16,549	(29)	109,812
Other income (expenses):
Interest expense	(19,550)	—	(7,772)	—	(27,322)
Loss from unconsolidated real estate affiliates and fund investments	(2,751)	5,867	2,379	—	5,495
Gain on disposition of property and extinguishment of debt, net	33,422	—	—	(33,580)	(158)
Total other income and (expenses)	11,121	5,867	(5,393)	(33,580)	(21,985)
Net income (loss)	26,456	5,867	(3,376)	(33,708)	(4,761)
Less: Net (income) loss attributable to the noncontrolling interests	(128)	—	(52)	—	(180)
Net income (loss) attributable to Jones Lang LaSalle Income Property Trust, Inc.	$26,328	$5,867	$(3,428)	$(33,708)	$(4,941)
Net income (loss) attributable to Jones Lang LaSalle Income Property Trust, Inc. per share-basic and diluted:
Class A	$0.15				$(0.03)
Class M	0.15				(0.03)
Class A-I	0.15				(0.03)
Class M-I	0.15				(0.03)
Class D	0.15				(0.03)
Weighted average common stock outstanding-basic and diluted	177,963,466				193,074,193	(e)

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2021
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
This unaudited pro forma consolidated statement of operations of the Company is presented as if the 2021 acquisitions and the 2021 dispositions identified below had all occurred on January 1, 2020 or the date operations commenced at the property. The following pro forma adjustments are included in the unaudited proforma consolidated statement of operations:
a. Reflects the historical consolidated statement of operations of the Company as reported in the Form 10-Q for the six months ended June 30, 2021 (filed August 11, 2021).
b. We have elected the fair value option to account for our investment in the Single-Family Rental Portfolio. The amount recorded on the statement of operations for this investment will result from dividend income received and changes in the fair value of the investment. The historic dividend income and unrealized gains may not be representative of the future results of the investment and accordingly have been excluded from this pro forma presentation.
c. Reflects the historic operations for the following completed acquisitions and other proforma adjustments:
•Adjustments to reflect the acquisition of two industrial buildings totaling 153,000 square feet located in San Marcos and Poway, California for approximately $36,640, which was acquired on July 2, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of a 130,000 square foot industrial property located in Fremont, California for approximately $32,000, which was acquired on July 9, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of The Preserve at the Meadows for approximately $61,000, which was acquired on August 23, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of The Rockwell for approximately $84,000, which was acquired on August 31, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of 9101 Stony Point Drive for approximately $52,000, which was acquired on September 15, 2021, as if the acquisition closed on January 1, 2020.
•Adjustments to reflect the acquisition of Patriot Park for approximately $66,750, which was acquired on September 28, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of Miramont Apartments for approximately $57,360, which was acquired on September 29, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of Pinecone Apartments for approximately $51,625, which was acquired on September 29, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the probable acquisition of a an industrial property totaling 104,000 square feet located in Carlsbad, California for approximately $26,000.
•Adjustments to reflect the probable acquisition of an industrial property totaling 48,000 square feet located in San Diego, California for approximately $15,000.
•Adjustments to reflect the probable acquisition a four building industrial portfolio totaling 649,000 square feet located in Buford, Georgia for approximately $95,000.
•Adjustments to reflect the probable acquisition of a three building industrial portfolio totaling 665,000 square feet located in San Diego, California for approximately $159,000. The acquisition is expected to be funded with OP Units and cash.
•Adjustments to reflect the probable acquisition of a 319-unit residential property located in McLean, Virginia, for approximately $120,000.
d. Represents adjustments to reflect the disposition of South Seattle Distribution Center to remove the results of sold properties.
e. Weighted average share calculation includes the addition of shares issued from July 1, 2021 through the date of filing as if those shares were outstanding on January 1, 2020.

Jones Lang LaSalle Income Property Trust, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2020

$ in thousands, except per share amounts	Historical (a)	Single-Family Rental Portfolio	Acquisitions and Pro Forma Adjustments (c)	Disposition (d)	Pro Forma
Revenues:
Rental revenue	$186,641	$—	$32,362	$(3,116)	$215,887
Other revenue	6,980	—	1,294	—	8,274
Total revenues	193,621	—	33,656	(3,116)	224,161
Operating expenses:
Real estate taxes	29,665	—	2,973	(527)	32,111
Property operating	37,999	—	6,422	(200)	44,221
Property general and administrative	4,318	—	4	(38)	4,284
Advisor fees	25,274	—	—	—	25,274
Company level expenses	2,936	—	—	—	2,936
Depreciation and amortization	75,603	—	26,044	(867)	100,780
Total operating expenses	175,795	—	35,443	(1,632)	209,606
Other (expenses) and income:
Interest expense	(40,668)	—	(13,356)	805	(53,219)
(Loss) income from unconsolidated real estate affiliates and fund investment	(19,451)	19,254	40	—	(157)
(Loss) gain on disposition of property and extinguishment of debt, net	(1,772)	—	—	1,738	(34)
Total other (expenses) and income	(61,891)	19,254	(13,316)	2,543	(53,410)
Net (loss) income	(44,065)	19,254	(15,103)	1,059	(38,855)
Net loss (income) attributable to the noncontrolling interests	59	—	(87)	—	(28)
Net (loss) income attributable to Jones Lang LaSalle Income Property Trust, Inc.	$(44,006)	$19,254	$(15,190)	$1,059	$(38,883)
Net (loss) income attributable to Jones Lang LaSalle Income Property Trust, Inc. per share-basic and diluted:
Class A	$(0.26)				$(0.21)
Class M	(0.26)				(0.21)
Class A-I	(0.26)				(0.21)
Class M-I	(0.26)				(0.21)
Class D	(0.26)				(0.21)
Weighted average common stock outstanding-basic and diluted	170,613,298				185,724,025	(e)

Jones Lang LaSalle Income Property Trust, Inc.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(Unaudited)

NOTE 1 PRO FORMA BASIS OF PRESENTATION
This unaudited pro forma consolidated statement of operations of the Company is presented as if the 2020 and 2021 acquisitions and dispositions identified below had all occurred on January 1, 2020 or the date operations commenced at the property. The following pro forma adjustments are included in the unaudited proforma consolidated statement of operations:
a. Reflects the historical consolidated statement of operations of the Company as reported in the Form 10-K for the year ended December 31, 2020 (filed March 12, 2021).
b. We have elected the fair value option to account for our investment in the Single-Family Rental Portfolio. The amount recorded on the statement of operations for this investment will result from dividend income received and changes in the fair value of the investment. The historic dividend income and unrealized gains may not be representative of the future results of the investment and accordingly have been excluded from this pro forma presentation.
c. Reflects the historic operations for the following completed acquisitions and other proforma adjustments:
•Adjustments to reflect the acquisition of two industrial buildings totaling 153,000 square feet located in San Marcos and Poway, California for approximately $36,640, which was acquired on July 2, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of a 130,000 square foot industrial property located in Fremont, California for approximately $32,000, which was acquired on July 9, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of The Preserve at the Meadows for approximately $61,000, which was acquired on August 23, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of The Rockwell for approximately $84,000, which was acquired on August 31, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of 9101 Stony Point Drive for approximately $52,000, which was acquired on September 15, 2021, as if the acquisition closed on January 1, 2020.
•Adjustments to reflect the acquisition of Patriot Park for approximately $66,750, which was acquired on September 28, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of Miramont Apartments for approximately $57,360, which was acquired on September 29, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the acquisition of Pinecone Apartments for approximately $51,625, which was acquired on September 29, 2021, as if the acquisition occurred on January 1, 2020.
•Adjustments to reflect the probable acquisition of a an industrial property totaling 104,000 square feet located in Carlsbad, California for approximately $26,000.
•Adjustments to reflect the probable acquisition of an industrial property totaling 48,000 square feet located in San Diego, California for approximately $15,000.
•Adjustments to reflect the probable acquisition of a four building industrial portfolio totaling 649,000 square feet located in Buford, Georgia for approximately $95,000.
•Adjustments to reflect the probable acquisition of a three building industrial portfolio totaling 665,000 square feet located in San Diego, California for approximately $159,000. The acquisition is expected to be funded with OP Units and cash.
•Adjustments to reflect the probable acquisition of a 319-unit residential property located in McLean, Virginia, for approximately $120,000.
d. Represents adjustments to reflect the disposition of 24823 Anza Drive and South Seattle Distribution Center to remove the results of sold properties.
e. Weighted average share calculation includes the addition of shares issued from July 1, 2021 through the date of filing as if those shares were outstanding on January 1, 2020.
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